UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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CIFC Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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1. To elect eleven directors to serve on the board of directors of CIFC Corp. until the next annual meeting of stockholders and until their successors have been duly elected or appointed and qualified. Frederick Arnold Samuel P. Bartlett Michael R. Eisenson Jason Epstein Peter Gleysteen Andrew Intrater Paul F. Lipari Robert B. Machinist Tim R. Palmer Frank C. Puleo Jonathan W. Trutter 2. To approve the CIFC Corp. 2011 Stock Option and Incentive Plan. 3. To ratify the appointment of Deloitte & Touche LLP as CIFC Corp.'s independent registered public accounting firm for the fiscal year ending December 31, 2011. 4. To approve any adjournment or postponement of the Annual Meeting, if necessary or appropriate, to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting to approve Proposal Nos. 1, 2 or 3. These items of business are more fully described in the proxy statement. The record date for the Annual Meeting is July 28, 2011. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE PROPOSALS LISTED HEREIN. NOMINEES: Important Notice of Availability of Proxy Materials for the Stockholder Meeting of CIFC CORP. To Be Held On: September 15, 2011 at 10:00 a.m. EDT at the offices of Winston & Strawn LLP 200 Park Avenue, New York, New York 10166 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before August 25, 2011. Please visit http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=16009, where the following materials are available for view: • Notice of Annual Meeting of Stockholders • Proxy Statement • Form of Electronic Proxy Card • Annual Report TO REQUEST MATERIAL: TELEPHONE: 888-Proxy-NA (888-776-9962) and 718-921-8562 (for international callers) E-MAIL: info@amstock.com WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp TO VOTE: ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date. IN PERSON: You may vote your shares in person by attending the Annual Meeting. TELEPHONE: To vote by telephone, please visit https://secure.amstock.com/voteproxy/login2.asp to view the materials and to obtain the toll free number to call. MAIL: You may request a proxy card by following the instructions above. COMPANY NUMBER ACCOUNT NUMBER CONTROL NUMBER Please note that you cannot use this notice to vote by mail.